Exhibit 32.1

Certification of Lachlan P. Given, Chief Executive Officer, and Timothy K. Jugmans, Chief Financial Officer,
pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned officers of EZCORP, Inc. hereby certify that (a) EZCORP’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission, fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended, and (b) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of EZCORP.

Date: July 31, 2024	/s/ Lachlan P. Given
Lachlan P. Given
Chief Executive Officer

Date: July 31, 2024	/s/ Timothy K. Jugmans
Timothy K. Jugmans
Chief Financial Officer